                                                                   EXHIBIT (99d)
                                                                   -------------


                                  RBB WARRANT

THIS WARRANT AND THE SECURITES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITES ACT OF 1933, AS AMENDED (THE "ACT") AND THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF ANY U.S. PERSON UNLESS REGISTERED UNDER THE ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.


               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK


187,500 Shares Warrant
Issued January 27, 1997


     FOR VALUE RECEIVED, GOLF-TECHNOLOGY HOLDING, INC. (the "Company"), an Idaho corporation, hereby certifies that RBB Bank Aktiengesellschaft ("RBB"), or its permitted assigns are entitled to purchase from the Company, at any time or from time to time commencing March 13, 1997 (the "Commencement Date"), and prior to 5:00 p.m., New York, New York time then current, on December 31, 2002 (the "Expiration Date"), 187,500 fully paid and non-assessable shares of the common stock, $.00l par value, of the Company, at a purchase price of $3.00 per share. Hereinafter, (i) said common stock, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder are referred to as the "Warrant Shares,"
(iii) the aggregate purchase price payable hereunder for the Warrant Shares is referred to as the "Aggregate Warrant Price," (iv) the price payable hereunder for each of the shares of the Warrant Shares is referred to as the "Per Share Warrant Price" and (v) this warrant and all warrants hereafter issued in exchange or substitution for this warrant are referred to as the "Warrants." The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

1.   Exercise of Warrant.

     (a) This Warrant may be exercised, in whole at any time or in part from time to time, commencing on the Commencement Date, and prior to 5:00 p.m., New York, New York time then current, on the Expiration Date, by the holder of this Warrant (the "Holder") by the surrender of this Warrant (with the Subscription attached hereto in the form of Exhibit A and the Notice of Conversion or
                               ---------
Exercise (the "Notice of Exercise"), attached to that certain Regulation S Securities Subscription Agreement, by and between the Company and RBB, dated as of January 27, 1997 and attached hereto as Exhibit B, duly executed) at the
                                           ---------
address set forth in Subsection 10(a) hereof, provided, however, (i) the Holder of this Warrant must certify in the Note of Exercise that Holder is not a "US Person" as that term is defined in Rule 902(e) of Regulation D pursuant to the Securities Act of 1933, as amended (a copy of which is attached hereto as Exhibit C) (ii) such Notice of Exercise must be executed outside of
          ---------
the United States, and (iii) the address where the Holder instructs the Company to forward the certificate for the shares issued upon exercise of this Warrant is outside of the United States, together with proper payment of the Aggregate Warrant Price, or the proportionate part thereof if this Warrant is exercised in part. Payment for the Warrant Shares shall be made by wire transfer, certified or official bank check, payable to the order of the Company. If this Warrant is exercised in part, this Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the number of Warrant Shares in respect of which this Warrant has not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such exercise and surrender of this Warrant, the Company will (i) issue a certificate or certificates in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part hereof if this Warrant is exercised in part, pursuant to the provisions of this Warrant.

     (b) In lieu of exercising this Warrant in the manner set forth in paragraph 1(a) above, this Warrant may be exercised between the Commencement Date and the Expiration Date by surrender of the Warrant without payment of any other consideration, commission or remuneration, together with the Notice of Exercise and cashless exercise subscription, in the form attached hereto as Exhibit D,
                                                                   ---------
duly executed. The number of shares to be issued in exchange for the Warrant shall be the product of (x) the excess of the market price of the Common Stock on the date of surrender of the Warrant and the exercise subscription form over the Per Share Warrant Price and (y) the number of shares subject to issuance upon exercise of the Warrant, divided by the market price of the Common Stock on such date. Upon such exercise and surrender of this Warrant, the Company will
(i) issue a certificate or certificates in the name of the Holder for the number of whole shares of the Common Stock to which the Holder shall be entitled and, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay cash equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, pursuant to the provisions of this Warrant.

2.   Reservation of Warrant Shares.

     The Company agrees that, prior to the expiration of this Warrant, the Company will at all times have authorized and in reserve, and will keep available, solely for the issuance or delivery upon the exercise of this Warrant, such number of shares of the Common Stock and such amount of other securities and properties as from time to time shall be deliverable to the Holder upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer (except such as may be imposed under applicable federal and state securities laws) and free and clear of all preemptive rights and all other rights to purchase securities of the Company.

3.   Protection Against Dilution.

     (a) If, at any time or from time to time after the date of this Warrant, the Company shall distribute to the holders of its outstanding Common Stock, (i) securities, other than shares of Common Stock, or (ii) property, other than cash dividends paid in conformity with past practice, without payment therefor, with respect to Common Stock, then, and in each such case, the Holder, upon the exercise of this Warrant, shall be entitled to receive the securities and property which the Holder would have held on the date of such exercise if, on the date of this Warrant, the Holder had been the holder of record of the number of shares of the Common Stock subscribed for upon such exercise and, during the period from the date of this Warrant to and including the date of such exercise, had retained such shares and the securities and properties receivable by the Holder during such period. Notice of each such distribution shall be forthwith mailed to the Holder.

     (b) If, at any time or from time to time after the date of this Warrant, the Company shall (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price in effect immediately prior to such action shall be adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned or been entitled to receive immediately following the happening of any of the events described above had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this shall become effective immediately prior thereto. An adjustment made pursuant to this subsection (b) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this subsection (b), the holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares of such classes or capital stock or shares of Common Stock and other capital stock.

     (c) Except as provided in 3(e), in case the Company shall hereafter issue or sell any shares of Common Stock for a consideration per share less than the fair market value of a share of Common Stock at such time as determined by the reasonable judgment of the Company's Board of Directors, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Per Share Warrant Price plus (B) the consideration received by the Company upon such issuance or sale by (ii) the total number of shares of Common Stock outstanding after such issuance or sale.

     (d) Except as provided in 3(e), in case the Company shall hereafter issue or sell any rights, options, warrants or securities convertible into Common Stock entitling the holders thereof to purchase the Common Stock or to convert such securities into Common Stock at a price per share (determined by dividing
(i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "Total Consideration") by (ii) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) less than the then Per Share Warrant Price in effect on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Per Share Warrant Price plus (B) Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise or conversion of such securities.

     (e) No adjustment in the Per Share Warrant Price shall be required in the case of (i) the issuance of shares of Common Stock upon the exercise of options which may be granted under the Company's Stock Option Plan as in effect on the date hereof, or (ii) the issuance of shares pursuant to the exercise of this Warrant or any other warrants that are being issued as of the date hereof or are outstanding as of the date hereof.

     (f) In case of any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another entity (including any exchange effectuated in connection with a merger of any other corporation with the Company), the Holder of this Warrant shall have the right thereafter to convert such Warrant into the kind and amount of securities, cash or other property which he would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this 3(f) shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances. Notice of any such consolidation, merger, statutory exchange, sale or conveyance, and of said provisions so proposed to be made, shall be mailed to the Holder not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

     (g) No adjustment in the Per Share Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per share of Common Stock;

provided, however, that any adjustments which by reason of this (g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; and provided further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this (g)) later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this
Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its shareholders shall not be taxable.

     (h) Whenever the Per Share Warrant Price is adjusted as provided in this
Section 3 and upon any modification of the rights of the Holder of this Warrant in accordance with this Section 3, the Company shall, at its own expense, within ten (10) days of such adjustment or modification, deliver to the holder of this Warrant a certificate of the principal financial officer of the Company setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or modification and the manner of computing the same. In addition, within thirty (30) days of the end of the Company's fiscal year next following any such adjustment or modification, the Company shall, at its own expense, deliver to the Holder of this Warrant a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the same information as required by such principal financial officer certificate.

     (i) If the Board of Directors of the Company shall declare any dividend or other distribution in cash with respect to the Common Stock, other than out of earned surplus, the Company shall mail notice thereof to the Holder not less than 10 days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution.

4.   Fully Paid Stock; Taxes.

     The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant in accordance with the terms hereof shall, at the time of such delivery, be validly issued and outstanding, fully paid and non-assessable and not subject to preemptive rights or other contractual rights to purchase securities of the Company, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

5.   Limited Transferability.

     (a) This Warrant shall be transferable or assignable by the Holder, in whole or in part, only (i) to any successor firm or corporation of RBB (ii) to any of the directors, officers, employees, attorneys, consultants, partners, agents or subsidiaries of RBB or of any such successor entity or (iii) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose, provided, however the transferor shall complete an Assignment in either of the forms attached hereto as Exhibit E or Exhibit F. The Company may treat the registered
                   ---------    ---------
holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants will be dated the same date as this Warrant.

     (b) By acceptance hereof, (A) the Holder represents and warrants that (i) this Warrant is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant will be acquired, by the Holder solely for the account of such Holder (or for beneficiaries' accounts over which the Holder has investment discretion but no discretionary voting or dispositive authority) and not with a view to the fractionalization and distribution thereof, (ii) this Warrant will not be sold or transferred except in accordance with the applicable provisions of the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, and (iii) and if Holder is acquiring this Warrant or any of the Securities or Common Stock issuable upon conversion of the Convertible Securities for the accounts of parties other than Holder (as contemplated above in this paragraph), Holder has full power and authority to make the representations, warranties and agreements made pursuant to this Warrant on behalf of the owners of such accounts, and agrees that each representation, warranty and agreement made by Subscriber herein is also made by and on behalf of each owner of each such account, and (B) the Holder agrees that
(i) this Warrant may not be sold to a US Person and (ii) neither this Warrant nor any of the Warrant Shares may be sold or transferred except under cover of a Registration Statement under the Act which is effective and current with respect to such Warrant Shares or pursuant to an opinion, in form and substance reasonably acceptable to the Company's counsel, that registration under the Act is not required in connection with such sale or transfer. Any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

               "The Securities represented by this certificate have not been registered under the Securities Act of 1933 and are restricted securities within the meaning thereof. Such securities may not be sold or transferred except pursuant to a Registration Statement under such Act which is effective and current with respect to such securities or pursuant to an opinion of counsel reasonably satisfactory to the issuer of such securities that such sale or transfer is exempt from the registration requirements of such Act."

6.   Loss, etc., of Warrant.

     Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

7.   Warrant Holder Not Shareholders.

     Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a shareholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a shareholder, prior to the exercise hereof.

8.   Communication.

     No notice or other communication under this Warrant shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

          (a) the Company at 13000 Sawgrass Village Circle, Suite 30, Ponte Vedra Beach, Florida 32082 or such other address as the Company has designated in writing to the Holder; or

          b) the Holder at Burgring 16, 8010 Graz, Austria, or such other address as the Holder has designated in writing to the Company.

9.   Headings.

     The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

10.  Applicable Law.

     This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflict of law thereof.



        [Signature page follows, remainder of page intentionally blank]

          IN WITNESS WHEREOF, the Company, has caused this Warrant to be signed by its President and its corporate seal to be hereunto affixed and attested by its Secretary this 27/th/ day of January, 1997.


(SEAL)                              GOLF-TECHNOLOGY HOLDING, INC.

ATTEST:

  /S/ HAROLD E. HUTCHINS            By:  /S/ ERNEST R. VADERSEN
-------------------------              ---------------------------
Secretary                              Name: Ernest R. Vadersen
                                       Title:   President

                                                                       EXHIBIT A
                                                                       ---------


                                  SUBSCRIPTION


     The undersigned holder, _________________________________ pursuant to the provisions of the within and foregoing Warrant, hereby agrees to subscribe for and purchase _______ shares of the Common Stock of Golf-Technology Holding, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.



Dated:_____________________         ___________________________________
                                    Signature


                                    Address:

                                    ____________________________________
                                    ____________________________________
                                    ____________________________________

                                                                       EXHIBIT B
                                                                       ---------

                        NOTICE OF CONVERSION OR EXERCISE
                        --------------------------------
   (To be executed by the registered holder in order to convert the share(s) of Series C Preferred Stock or exercise Warrants, or Additional Warrants)

     In accordance with that certain Regulation S Securities Subscription Agreement (the "Subscription Agreement"), by and between RBB Bank Aktiengesellshaft and Golf-Technology Holding, Inc. (the "Company"), dated as of January 27, 1997, the undersigned hereby irrevocably elects to convert any of the Convertible Securities represented by the attached certificate or agreement into shares of common stock ("Common Stock") of the Company according to the conditions of the Certificate of Designation of Series C Preferred Stock, Warrant Agreement or Additional Warrant Agreement, as applicable, as of the date written below. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Subscription Agreement. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the undersigned for any conversion, except for transfer taxes, if any.

     The undersigned represents that it and each person or entity on whose behalf it holds Convertible Securities to be converted into Common Stock (each an "Investor"): (i) is familiar with and understands the terms, conditions and requirements contained in Regulation S ("Regulation S") and Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"); (ii) is not a "U.S. Person" or "distributor" as defined in Regulation S; (iii) purchased the Convertible Securities for which conversion is being elected, and is purchasing the Common Stock referenced herein, for its own account and for the account of each Investor and not for the account or benefit of any U.S. Person; (iv) will comply with the transfer restrictions contained in Section 4(1) of the Act and Rule 144 promulgated thereunder to the extent they are applicable; (v) has not had a "short" position in the Company's securities at any time since the purchase of the Securities (including any short call position or any long put position or any contract or arrangement that had the effect of eliminating or substantially diminishing the risk of ownership of the Securities) nor has it engaged in any hedging transaction with respect to the Securities or the Common Stock; (vi) has no prior understanding with respect to the sale of the Common Stock to any third party; (vii) has not engaged in any "directed selling efforts" (as such term is defined in Regulation S) with respect to the Securities or the Common Stock issuable upon conversion of the Convertible Securities; (viii) purchased the Securities with investment intent, is purchasing the Common Stock with investment intent and presently has no intent to sell, dispose of or otherwise transfer the Common Stock; (ix) will make any sale, transfer or other disposition of the Common Stock in full compliance with the Act, the Exchange Act, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder; and (x) received the offer to purchase the Securities outside the United States and, at the time the Subscription Agreement pursuant to which the Securities was executed was, and upon execution of this Notice is, outside the United States. The undersigned has obtained representations from each Investor with respect to compliance with paragraphs (i) - (x) of this Notice.

The undersigned acknowledges and agrees that:
     (I) in connection with the conversion of Preferred Stock into shares of Common Stock :
        (a) no shares of Common Stock will be issued until the original Preferred Stock Certificate(s) to be converted and the Notice are received by the Company's attorney or transfer agent, and
        (b) the original Preferred Stock Certificate(s) to be converted and the Notice must be received by the Company's attorney or transfer agent by the third business day following the Date of Conversion indicated below, or such Notice shall become null and void at the sole discretion of the Company; and
     (II) in connection with the conversion of Warrants or Additional Warrants into shares of Common Stock:
        (a) no shares of Common Stock will be issued until the Warrants or Additional Warrants holder surrenders the original Warrant Agreement or Additional Warrant Agreement (with the subscription form at the end thereof duly executed);
        (b) the original Warrant Agreement or Additional Warrant Agreement (with the subscription form at the end thereof duly executed) and the Notice must be received by the Company's attorney or transfer agent by the third business day following the Date of Conversion indicated below, or such Notice and subscription form shall become null and void at the sole discretion of the Company; and
        (c) the Warrant or Additional Warrant was exercised outside of the United States and the Converted Securities will be delivered to an address outside of the United States, as indicated below.

Conversion Formula:      Date of Conversion or exercise:
                         Place of execution of this notice:
                                                           -------------
                         Applicable Conversion Price:
                                                     -------------------
                         Subscriber's Name:
                                           -----------------------------
                         Signature:
                                   -------------------------------------
                                   Name:
                                   Title:

                         Address:
                                 ---------------------------------------
                                 ---------------------------------------


                         Address (which must be outside of the United States) for delivery of the certificates reflecting the Converted Securities:
                                              --------------------------
                         -----------------------------------------------
                         -----------------------------------------------

                                                                       EXHIBIT C
                                                                       ---------

                          DEFINITION OF "U.S. PERSON"
                          ---------------------------

Pursuant to Rule 902 (c), (o) and (p) of Regulation S, the terms "U.S. person" and "United States" are defined as follows:

(o)  U.S. Person.

     (1)  "U.S. person" means:

          (i) Any natural person resident in the United States;

         (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

        (iii)  Any estate of which any executor or administrator is a U.S.
               person;

         (iv)  Any trust of which any trustee is a U.S. person;

          (v) Any agency or branch of a foreign entity located in the United States;

         (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

        (vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

       (viii) Any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended (the "Act") unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Act) who are not natural persons, estates or trusts.

     (2) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person".

     (3) Notwithstanding paragraph (o)(1) of this rule, any estate of which any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

          (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

           (ii) The estate is governed by foreign law.

     (4) Notwithstanding paragraph (o)(1) of this rule, any trust of which any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

     (5) Notwithstanding paragraph (o)(l) of this rule, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

     (6) Notwithstanding paragraph (o)(l) of this rule, any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

          (i)  The agency or branch operates for valid business reasons; and

          (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

     (7) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

(p) United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                                                       EXHIBIT D
                                                                       ---------


                 SUBSCRIPTION FOR CASHLESS WARRANT SUBSCRIPTION

     The undersigned, _________________________________________________pursuant to the provisions of the within and foregoing Warrant, hereby agrees to subscribe to that number of shares of the Common Stock of Golf-Technology Holding, Inc. as are issuable in accordance with the formula set forth in paragraph 1(b) of said Warrant, and makes payment therefor in full by surrender and delivery of said Warrant.


Dated:________________________           ______________________________
                                         Signature



                                         Address:
                                         ______________________________
                                         ______________________________
                                         ______________________________

                                                                       EXHIBIT E
                                                                       ---------


                                   ASSIGNMENT


     FOR VALUE RECEIVED, _______________________________hereby sells, assigns and transfers unto the within and foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint
_________________________attorney, to transfer said Warrant on the books of Golf-Technology Holding, Inc.



Dated:________________________           ______________________________
                                         Signature



                                         Address
                                         ______________________________
                                         ______________________________
                                         ______________________________

                                                                       EXHIBIT F
                                                                       ---------


                               PARTIAL ASSIGNMENT


     FOR VALUE RECEIVED,_________________________________ hereby assigns and transfers unto _________________________________________________the right to purchase __________ shares of the Common Stock of Golf-Technology Holding, Inc. the right to purchase _________ shares of the Common Stock of Golf-Technology Holding, Inc. by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced hereby, and does irrevocably constitute and appoint ___________________________________________ attorney, to transfer that part of said Warrant on the books of Golf-Technology Holding, Inc.



Dated:________________________           ______________________________
                                         Signature



                                         Address
                                         ______________________________
                                         ______________________________
                                         ______________________________